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                                                                   EXHIBIT 23(1)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 3, 1997 included in Norstan, Inc.'s Form 10-K for the year ended April 30, 1997 and to all references to our firm included in this registration statement.


                                           /s/ Arthur Andersen LLP

Minneapolis, Minnesota
October 15, 1997





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